AlTi Tiedemann Global Extends US Footprint, Through Acquisition of Midwest Family Office, Envoi AlTi continues to execute strategy to expand scale and reach of its global ultra-high-net-worth (“UHNW”) wealth management business in existing and new markets. NEW YORK, NY, May 9, 2024 – AlTi Global, Inc. (NASDAQ: ALTI) (“AlTi” or the “Company”), a leading independent global wealth manager with over $70 billion in combined assets, announces the acquisition of Envoi, LLC (“Envoi”), a leading family office focused on multi-generational family wealth with assets under management (AUM) of approximately $3.0 billion. This follows AlTi’s recent acquisition of US-based independent advisory firm East End Advisors, as AlTi accelerates its strategy to become the leading global independent wealth management platform for the UHNW segment, with targeted expertise in alternatives. In line with this strategic goal, AlTi is using funding of up to $450 million from Allianz X and Constellation Wealth Capital to fund its mergers and acquisitions pipeline and organic growth activities. Based in Minneapolis, Minnesota, Envoi is a well-established management-owned family office with a service offering and client base that is strongly aligned with AlTi’s. This follows AlTi’s recent growth in Dallas, with the hiring of Richard Joyner as Head of Central US, to lead expansion in this key US region. Michael Tiedemann, Chief Executive Officer of AlTi Tiedemann Global, said: “I am delighted to announce that Envoi is joining AlTi as we continue to execute our strategy to become the destination of choice for families, family offices and foundations looking for best-in-class wealth management solutions and services. Envoi’s Principals have worked together for decades and have built a firm with similar values to AlTi, catering to entrepreneurial and multi-generational families looking to preserve, safeguard and grow their wealth.” Ryan Steensland, Principal of Envoi, said: “As we contemplated the next phase in our evolution, AlTi Tiedemann Global emerged as the best partner to deliver a permanent family office solution to our 35 client families. They share our commitment to represent the best interests of clients and seek excellence in providing customized and innovative strategies to grow wealth. Combining with a firm of AlTi Tiedemann’s global stature will enhance opportunities for our Minneapolis-based staff and support our commitment to growing our Midwest presence.” The transaction is subject to customary closing conditions and is expected to close early in the third quarter. Advisors Houlihan Lokey, Inc. is serving as AlTi’s financial and tax diligence advisor. Seward and Kissel LLP is acting as AlTi’s legal advisor. Piper Sandler & Co. and Stinson LLP are serving as financial advisor and legal advisor, respectively, to Envoi. About AlTi

AlTi is a leading independent global wealth and alternatives manager providing entrepreneurs, multi- generational families, institutions, and emerging next-generation leaders with fiduciary capabilities as well as alternative investment strategies and advisory services. AlTi’s comprehensive offering is underscored by a commitment to impact or values-aligned investing. The firm currently manages or advises on over $70 billion in combined assets and has an expansive network with approximately 480 professionals across three continents. For more information, please visit us at www.alti- global.com. Forward-Looking Statements Some of the statements in this press release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking. Words such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “future,” “intend,” “may,” “plan” and “will” and similar expressions identify forward-looking statements. Forward-looking statements reflect management’s current plans, estimates and expectations and are inherently uncertain. The inclusion of any forward- looking information in this press release should not be regarded as a representation that the future plans, estimates or expectations contemplated will be achieved. Forward-looking statements are subject to various risks, uncertainties and assumptions. Important factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, global and domestic market and business conditions, successful execution of business and growth strategies and regulatory factors relevant to our business, as well as assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity and the risks and uncertainties described in greater detail under “Risk Factors” included in AlTi’s registration statement on Form 10-K filed March 22, 2024, and in the subsequent reports filed with the Securities and Exchange Commission (the “SEC”), as such factors may be updated from time to time. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. Additional Information and Where to Find It The Company has filed a preliminary proxy statement on Schedule 14A with the SEC and intends to file a definitive proxy statement for the 2024 annual meeting of stockholders (the “definitive proxy statement”) and other relevant materials in connection with the investment transactions described in this presentation and the Company’s solicitation of proxies for use at either the 2024 annual meeting of stockholders of the Company (“stockholders”) or a special meeting of stockholders, or at any adjournment or postponement thereof, to vote in favor of approval of amendments to the Company’s amended and restated certificate of incorporation and the issuance of an amount of shares of Class A Common Stock to Allianz equal to 20% or more of the pre-transactions issued and outstanding shares of Class A Common Stock and Class B Common Stock, taken together and, in the case of the 2024 annual meeting of stockholders, to vote on any other matters that shall be voted upon at the Company’s 2024 annual meeting of stockholders, such as the election of directors. The definitive proxy statement will be mailed to the stockholders of record as of May 1, 2024 (the “record date”). Before making any voting or investment decision with respect to the transactions, investors and stockholders are urged to read the preliminary proxy statement and, when available, definitive proxy statement and the other relevant materials when they become available because they will contain important information about the transactions. The preliminary proxy statement, definitive proxy statement and other relevant materials (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and stockholders of the Company may obtain free copies of the documents filed with the SEC from https://ir.alti-global.com/financial-information/sec-filings.

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies in connection with the transactions. Information about those executive officers and directors of the Company and their ownership of the Company’s common stock and other equity securities is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on March 22, 2024, and amended by the Form 10-K/A filed with the SEC on April 5, 2024. Investors and security holders may obtain additional information regarding direct and indirect interests of the Company and its executive officers and directors in the transactions by reading the definitive proxy statement and prospectus when it becomes available. Contacts Investor Relations: Lily Arteaga, Head of Investor Relations investor@alti-global.com Media Relations: Alex Jorgensen, pro-alti@prosek.com